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EXHIBIT 10.2




              FIRST AMENDMENT TO OUTSIDE DIRECTORS STOCK OPTION PLAN OF
                                COSTILLA ENERGY, INC.

              ADOPTED BY THE BOARD OF DIRECTORS OF COSTILLA ENERGY, INC.
                                 AS OF APRIL 14, 1997
                                         AND
                 ADOPTED BY THE SHAREHOLDERS OF COSTILLA ENERGY, INC.
                                 AS OF JUNE 16, 1997

1. Section 2 of the Outside Directors Stock Option Plan of Costilla Energy, Inc. (the "Outside Directors Plan") is amended to provide that an aggregate of one hundred thousand (100,000) shares of common stock, $.10 par value of Costilla Energy, Inc. are authorized and reserved for issuance upon exercise of the stock options granted under the Outside Directors Plan.

2. Section 4(b) of the Outside Directors Plan is amended to provide that each person who qualifies as an Outside Director, as that term is defined in the Outside Directors Plan, shall receive, each year such person so qualifies, an option for five thousand (5,000) shares of Common Stock, $.10 par value of Costilla Energy, Inc. under the Outside Directors Plan.